Exhibit a(ii) under Form N-1A
                                   Exhibit 3(i) under Item 601/Reg. S-K


                        FEDERATED EQUITY FUNDS
                        Amendment No. 4 to the
               AMENDED AND RESTATED DECLARATION OF TRUST
                        dated, August 15, 1995

     This Declaration of Trust is amended as follows:

     Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

            "Section 5. Establishment and Designation of Series or Class.
            Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes shall be and are established and designated as:
                   Federated Growth Strategies Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares
                  Federated Small Cap Strategies Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares

      The undersigned, being a majority of the Trustees of the Trust then in office, hereby execute this Amendment as of the 15th day of August, 1995.

/s/ John F. Donahue                 /s/ Peter E. Madden
------------------------------      ------------------------------
John F. Donahue                     Peter E. Madden

/s/ John T. Conroy, Jr.
------------------------------      ------------------------------
John T. Conroy, Jr.                 Gregor F. Meyer

                                    /s/ John E. Murray, Jr.
------------------------------      ------------------------------
William J. Copeland                 John E. Murray, Jr.


James E. Dowd                       Wesley W. Posvar

/s/ Lawrence D. Ellis, M.D.         /s/ Marjorie P. Smuts
------------------------------      ------------------------------
Lawrence D. Ellis, M.D.             Marjorie P. Smuts


Edward L. Flaherty, Jr.


                        FEDERATED EQUITY FUNDS
                        Amendment No. 5 to the
               AMENDED AND RESTATED DECLARATION OF TRUST
                        dated, August 15, 1995

     This Declaration of Trust is amended as follows:

     Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

            "Section 5. Establishment and Designation of Series or Class.
            Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes shall be and are established and designated as:
                   Federated Growth Strategies Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares
                  Federated Small Cap Strategies Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares
                  Federated Capital Appreciation Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares

      The undersigned, being a majority of the Trustees of the Trust then in office, hereby execute this Amendment as of the 15th day of August, 1995.

/s/ John F. Donahue                 /s/ Peter E. Madden
------------------------------      ------------------------------
John F. Donahue                     Peter E. Madden

/s/ John T. Conroy, Jr.
------------------------------      ------------------------------
John T. Conroy, Jr.                 Gregor F. Meyer

                                    /s/ John E. Murray, Jr.
------------------------------      ------------------------------
William J. Copeland                 John E. Murray, Jr.


James E. Dowd                       Wesley W. Posvar

/s/ Lawrence D. Ellis, M.D.         /s/ Marjorie P. Smuts
------------------------------      ------------------------------
Lawrence D. Ellis, M.D.             Marjorie P. Smuts


Edward L. Flaherty, Jr.

                        FEDERATED EQUITY FUNDS
                        Amendment No. 6 to the
               AMENDED AND RESTATED DECLARATION OF TRUST
                        dated, August 15, 1995

     This Declaration of Trust is amended as follows:

     Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

            "Section 5. Establishment and Designation of Series or Class.
            Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes shall be and are established and designated as:
                   Federated Growth Strategies Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares
                  Federated Small Cap Strategies Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares
                  Federated Capital Appreciation Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares
                   Federated Aggressive Growth Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares

      The undersigned , being a majority of the Trustees of the Trust then in office, hereby execute this Amendment as of the 15th day of August, 1995.

/s/ John F. Donahue                 /s/ Peter E. Madden
------------------------------      ------------------------------
John F. Donahue                     Peter E. Madden

/s/ John T. Conroy, Jr.
------------------------------      ------------------------------
John T. Conroy, Jr.                 Gregor F. Meyer

                                    /s/ John E. Murray, Jr.
------------------------------      ------------------------------
William J. Copeland                 John E. Murray, Jr.


James E. Dowd                       Wesley W. Posvar

/s/ Lawrence D. Ellis, M.D.         /s/ Marjorie P. Smuts
------------------------------      ------------------------------
Lawrence D. Ellis, M.D.             Marjorie P. Smuts

Edward L. Flaherty, Jr.

                        FEDERATED EQUITY FUNDS
                            Amendment No. 7
                                to the
               AMENDED AND RESTATED DECLARATION OF TRUST
                        dated, August 15, 1995

      This Declaration of Trust is amended as follows:

      Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

      "Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in
      Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes shall be and are established and designated as:

                   Federated Aggressive Growth Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares
                  Federated Capital Appreciation Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares
                   Federated Growth Strategies Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares
                    Federated Large Cap Growth Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares
                  Federated Small Cap Strategies Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares

      The undersigned Assistant Secretary of Federated Equity Funds hereby certifies that the above-stated Amendment is a true and correct Amendment to the Amended and Restated Declaration of Trust, as adopted by the Board of Trustees on the 17th day of November, 1998.


      WITNESS the due execution hereof this 17th day of November, 1998.


/s/ John F. Donahue                 /s/ Lawrence D. Ellis, M.D.
------------------------------      ------------------------------
John F. Donahue                     Lawrence D. Ellis, M.D.

/s/ Thomas G. Bigley                /s/ Edward L. Flaherty, Jr.
------------------------------      ------------------------------
Thomas G. Bigley                    Edward L. Flaherty, Jr.

/s/ John T. Conroy, Jr.             /s/ Peter E. Madden
------------------------------      ------------------------------
John T. Conroy, Jr.                 Peter E. Madden

/s/ Nicholas P. Constantakis
------------------------------      ------------------------------
Nicholas P. Constantakis            John E. Murray, Jr.

                                    /s/ Wesley W. Posvar
------------------------------      ------------------------------
William J. Copeland                 Wesley W. Posvar

/s/ James E. Dowd                   /s/ Marjorie P. Smuts
------------------------------      ------------------------------
James E. Dowd                       Marjorie P. Smuts